UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Red Violet, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 22, 2021

Dear Fellow Stockholders:

You are cordially invited to join our Board of Directors and senior management for the 2021 annual meeting of stockholders (the “Meeting”) of Red Violet, Inc. to be held on Wednesday, May 26, 2021 at 11:00 a.m. Eastern Time. Due to the public health impact of the coronavirus pandemic and to ensure the health and well-being of our stockholders, employees and other parties, we have decided to forego the physical Meeting in favor of a virtual-only Meeting this year. To participate, vote or submit questions during the Meeting via live webcast, you must register in advance at www.proxydocs.com/RDVT prior to the deadline of May 25, 2021 at 11:59 p.m. Eastern Time and provide the control number as provided in the proxy card, or voting instruction form. Upon completing your registration, you will receive further instructions via email, including unique links to access the Meeting and to submit questions in advance of the Meeting. Information on how to participate in this year’s Meeting can be found on page 1 of the Proxy Statement.

The formal Notice of Meeting of Stockholders and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Stockholders also are entitled to vote on any other matters which properly come before the Meeting.

Your vote is very important to us. Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting, even if you are unable to attend the Meeting. Please use the Internet voting system, telephone voting system or mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.

On behalf of your Board of Directors, thank you for your confidence in red violet. We look forward to your continued support.

Sincerely,

Derek Dubner

Chief Executive Officer

RED VIOLET, INC.

2650 North Military Trail, Suite 300

Boca Raton, FL 33431

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 26, 2021

To our Stockholders:

The Annual Meeting of Stockholders of Red Violet, Inc. will be held on Wednesday, May 26, 2021 at 11:00 a.m. Eastern Time. Due to the public health impact of the coronavirus pandemic and to ensure the health and well-being of our stockholders, employees and other parties, we have decided to forego the physical Annual Meeting in favor of a virtual-only Annual Meeting this year. To participate, vote or submit questions during the Annual Meeting via live webcast, you must register in advance at www.proxydocs.com/RDVT prior to the deadline of May 25, 2021 at 11:59 p.m. Eastern Time and provide the control number as provided in the proxy card, or voting instruction form. Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Information on how to participate in this year’s Annual Meeting can be found on page 1 of the Proxy Statement. At the Annual Meeting, our stockholders will be asked to consider and vote upon the following:

(1)	To elect four directors to serve for a one-year term until the 2022 Annual Meeting of Stockholders or until a successor is duly elected and qualified;

(2)	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021;

(3)	To hold a non-binding advisory vote to approve our named executive officers’ compensation; and

(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Board of Directors has fixed the close of business on April 13, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 is being mailed with this proxy statement.

By order of the Board of Directors,

Joshua Weingard

Corporate Secretary

Boca Raton, FL

April 22, 2021

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2021

The accompanying proxy statement and the 2020 Annual Report on Form 10-K are available at www.redviolet.com

YOU ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES OWNED, TO SIGN AND

DATE THE ENCLOSED PROXY AND TO MAIL IT PROMPTLY, OR TO USE THE INTERNET

VOTING SYSTEM OR TELEPHONE VOTING SYSTEM SET FORTH IN THE PROXY.

RED VIOLET, INC.

2650 North Military Trail, Suite 300

Boca Raton, FL 33431

PROXY STATEMENT

Annual Meeting of Stockholders

To be held on May 26, 2021

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Red Violet, Inc. (the “Board”) of proxies to be voted at our 2021 Annual Meeting of Stockholders (the “Meeting”) and at any and all postponements or adjournments thereof. The Meeting will be held on Wednesday, May 26, 2021 at 11:00 a.m. Eastern Time. Due to the public health impact of the coronavirus pandemic and to ensure the health and well-being of our stockholders, employees and other parties, we have decided to forego the physical Meeting in favor of a virtual-only Meeting this year. To participate, vote or submit questions during the Annual Meeting via live webcast, you must register in advance at www.proxydocs.com/RDVT prior to the deadline of May 25, 2021 at 11:59 p.m. Eastern Time and provide the control number as provided in the proxy card, or voting instruction form. Upon completing your registration, you will receive further instructions via email, including unique links to access the Meeting and to submit questions in advance of the Meeting. Information on how to participate in this year’s Meeting is set forth below. This proxy statement and the enclosed form of proxy are first being sent to stockholders on or about April 22, 2021. In this proxy statement, Red Violet, Inc. is referred to as “red violet,” the “Company,” “we,” “our,” or “us.”

Purpose of the Meeting

At the Meeting, our stockholders will consider and vote upon the following matters:

(1)	To elect four directors to serve for a one-year term until the 2022 Annual Meeting of Stockholders or until a successor is duly elected and qualified (“Election of Directors Proposal”);

(2)	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 (“Ratification of Auditor Proposal”);

(3)	To hold a non-binding advisory vote to approve our named executive officers’ compensation (“Say on Pay Proposal”); and

(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Attending the Virtual Meeting

To participate, vote or submit questions during the Meeting via live webcast, you must register in advance at www.proxydocs.com/RDVT prior to the deadline of Tuesday, May 25, 2021 at 11:59 p.m. Eastern Time and provide the control number as provided in the proxy card or voting instruction form. Upon completing your registration, you will receive further instructions via email, including unique links to access the Meeting and to submit questions in advance of the Meeting.

Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in process, please contact the technical support number that will be posted on the Virtual Meeting login page.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock at the close of business on the Record Date for the Meeting, are entitled to notice of, and to vote at, the Meeting. On the Record Date, we had 12,208,077 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Meeting.

The holders of a majority of the issued and outstanding shares of common stock present at the Meeting, either in person or by proxy, and entitled to vote, constitute a quorum for the transaction of business. Abstentions will be included in determining the presence of a quorum at the Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under New York Stock Exchange (“NYSE”) rules, a broker does not have the discretion to vote on any non-routine matter presented at the meeting such as the Election of Directors Proposal, or the Say on Pay Proposal. Under the NYSE rules, a broker does have discretion to vote on the Ratification of Auditor Proposal. As a result, any broker who is a member of the NYSE will not have the discretion to vote on any of the proposals presented at the Meeting, except for the Ratification of Auditor Proposal, if such broker has not received instructions from the beneficial owner of the shares represented.

The Election of Directors Proposal will be determined by a plurality of votes cast. The Ratification of Auditor Proposal and Say on Pay Proposal, and any other proposal properly submitted will be approved by the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person or by proxy at the Meeting and entitled to vote. A broker non-vote will have no effect on the proposals. Abstentions will have no effect on the Election of Directors Proposal and will have the same effect as a vote against the Ratification of Auditor Proposal and Say on Pay Proposal.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” Proposal 1 — the Election of Directors Proposal, “FOR” Proposal 2 — the Ratification of Auditor Proposal, and “FOR” Proposal 3 —the Say on Pay Proposal. If other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

Voting by Stockholders of Record.

If you are a stockholder of record (your shares are registered directly in your name with our transfer agent), you may vote by proxy, via the Internet, via telephone, or by mail by following the instructions provided on the proxy card. Stockholders of record who attend the virtual Meeting may vote at the Meeting by using their 12-digit control number as provided in the proxy card.

Voting by Beneficial Owners.

If you are a beneficial owner of shares (your shares are held in the name of a brokerage firm, bank, or other nominee), you may vote by following the instructions provided in the voting instruction form, or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote your shares at the virtual Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, or other nominee that holds your shares, and present such legal proxy from the brokerage firm, bank, or other nominee that holds your shares for admittance to the Annual Meeting. Then you must register at www.proxydocs.com/RDVT using the control number on your proxy card or voting instruction card. The registration deadline is, Tuesday, May 25, 2021 at 11:59 p.m. Eastern Time. Please be sure to follow instructions found on your proxy card or voting instruction card and subsequent instructions that will be delivered to you via email.

Changing Your Vote.

You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may vote again on a later date via the Internet or telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the virtual Meeting and voting in person. Your attendance at the Meeting will not automatically revoke your proxy, unless you vote again at the Meeting or specifically request in writing that your prior proxy be revoked.

All votes will be tabulated by an Inspector of Elections appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Joshua Weingard, the Company’s Corporate Counsel and Corporate Secretary, has been appointed by the Board as Inspector of Elections for the Meeting. A list of the stockholders entitled to vote at the Meeting will be available at the Company’s executive office, located at 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431, Attention: Corporate Counsel, for a period of ten days before the Meeting and will be available for examination by any stockholder.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, we will be electing four directors. Each director will hold office until the 2022 Annual Meeting of Stockholders or until a successor is elected and qualified to serve on the Board. The Board has nominated the four individuals listed below (each a “Nominee,” and together the “Nominees”) based on the recommendation of the Board’s Corporate Governance and Nominating Committee. All of the Nominees are current directors and each nominee has consented to being named in this proxy statement and has agreed to serve as a director if elected. If any Nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy or the Board may determine to reduce the size of the Board accordingly. The Board is not aware of any existing circumstances likely to render any Nominee unavailable. Under our Bylaws, Nominees are elected by a plurality of votes cast.

The following table sets forth certain information concerning our directors/Nominees:

Name	Position	Director Since
Derek Dubner	Chief Executive Officer and Chairman of the Board	2017
Peter Benz	Director	2018
Steven Rubin	Director	2018
Robert Swayman	Director	2018

Biographical Information About Our Nominees

Derek Dubner, 49, has served as the Chief Executive Officer and a director of the Company since its formation in August 2017 and continuing through the Spin-off (as defined below). Mr. Dubner was appointed as Interim Chairman of our board of directors in September 2018 and as Chairman of our board of directors in April 2020. Mr. Dubner served as the Chief Executive Officer and a director of Fluent, Inc. (“Fluent”) from March 2016 until March 2018 when Fluent spun-off red violet (the “Spin-off”). Prior to serving as Fluent’s Chief Executive Officer, Mr. Dubner served as Co-Chief Executive Officer from March 2015 until March 2016, when he was appointed Fluent’s Chief Executive Officer. Mr. Dubner has served as the Chief Executive Officer of our subsidiary IDI Holdings, LLC (“IDI Holdings”), a holding company engaged in the acquisition of operating businesses and the acquisition and development of technology assets across various industries, and its subsidiary, Interactive Data, LLC (“Interactive Data”), since October 2014. Prior to IDI Holdings, Mr. Dubner served as General Counsel of TransUnion Risk and Alternative Data Solutions, Inc. (“TRADS”) from December 2013 to June 2014. Mr. Dubner served as General Counsel and Secretary of TLO, LLC (“TLO”), an information solutions provider, from inception in 2009 to December 2013. Mr. Dubner has over 20 years of experience in the data and analytics industry.

The Board believes Mr. Dubner’s experience as the Company’s Chief Executive Officer, along with his prior executive and managerial experience, provides valuable business, industry, and management advice to the Board.

Peter Benz, 60, has served as a director of the Company since March 2018. Mr. Benz is the Chief Executive Officer of Viking Asset Management, LLC, an asset and investment management company which he founded in 2001. From March 2015 until April 1, 2020, Mr. Benz served as a director of Fluent. Since December 2020, Mr. Benz has served as a director of Marathon Digital Holdings, Inc., a digital asset technology company that mines cryptocurrency. From June 2016 until May 2018, Mr. Benz served as a director of Lilis Energy Inc., an onshore oil and natural gas exploration and production company. From January 2012 until its merger with Lilis Energy Inc. in June 2016, Mr. Benz served as a director of Brushy Resources, Inc. (formerly known as Starboard Resources, Inc.), an onshore oil and natural gas exploration and production company, and became its Chairman on November 24, 2015. Mr. Benz also served as a director of Usell.com, a technology-based online marketplace, from October 2014 until January 2018. Mr. Benz served as a director and Chairman of the Board of Optex Systems Holdings, Inc., a manufacturer of optical systems for the defense industry, from November 2014 until August 2017.

The Board believes Mr. Benz’s knowledge and experience in developing companies and capital markets strengthens the Board’s collective qualifications, skills, and experience.

Steven Rubin, 60, has served as a director of the Company since March 2018 and served as a director of Fluent from October 2009 until March 2018. Mr. Rubin has served as the Executive Vice President of OPKO Health, Inc. since May 2007 and a director of OPKO since February 2007. Mr. Rubin currently serves on the board of directors of Non-Invasive Monitoring Systems, Inc., a medical device company, Cocrystal Pharma, Inc., a biotechnology company developing new treatments for viral diseases, Eloxx Pharmaceuticals, Inc., a clinical stage biopharmaceutical company dedicated to treating patients suffering from rare and ultra-rare disease caused by premature termination codon nonsense mutations, Neovasc, Inc., a company that develops and markets medical specialty vascular devices, and ChromaDex Corp., a science-based, integrated nutraceutical company devoted to improving the way people age. Mr. Rubin previously served as a director of Fluent, VBI Vaccines, Inc., a biopharmaceutical company developing next generation vaccines, BioCardia, Inc., a clinical-stage regenerative medicine company developing novel therapeutics for cardiovascular diseases, Kidville, Inc., which operates large, upscale facilities, catering to newborns through five-year-old children and their families and offers a wide range of developmental classes for newborns to five-year-olds, Sevion Therapeutics, Inc., prior to its merger with Eloxx Pharmaceuticals, Inc., Dreams, Inc., a vertically integrated sports licensing and products company, SciVac Therapeutics, Inc. prior to its merger with VBI Vaccines, Inc., Tiger X Medical, Inc. prior to its merger with BioCardia, Inc., and Castle Brands, Inc., a developer and marketer of premium brand spirits. Mr. Rubin also served as the Senior Vice President, General Counsel and Secretary of IVAX Corporation from August 2001 until September 2006. Mr. Rubin served as the Secretary of Ideation Acquisition Corp., a predecessor entity of Fluent, from June 2007 to October 2009.

The Board believes Mr. Rubin’s legal experience, managerial experience, and the knowledge and insight he has attained through his service as a director and officer of several publicly-traded corporations provides valuable business leadership, and management advice to the Board.

Robert Swayman, 66, has served as a director of the Company since March 2018 and served as a director of Fluent from June 2015 until the Spin-off. From 1998 to 2014, Mr. Swayman served as President and Chief Executive Officer of National Alarm Systems, Inc., a company he founded in 1998, prior to its sale in January 2014. From January 2014 through February 2015, Mr. Swayman served as General Manager of ASG Security, which acquired National Alarm Systems. Mr. Swayman served as a director of Healthier Choices Management Corp. (“Healthier Choices”), a company specializing in providing consumers with healthier alternatives to everyday lifestyle choices, from March 4, 2015 to April 17, 2015, and as Executive Vice President of Finance of Healthier Choices. since April 17, 2015. Mr. Swayman is a Certified Public Accountant and holds a B.S. degree in accounting from the State University of New York at Buffalo.

The Board believes Mr. Swayman’s experience as President and Chief Executive Officer of National Alarm Systems, Inc., from 1998 to 2014, as well as his experience as a Certified Public Accountant provides valuable business, leadership, and management advice to the Board.

Vote Required and Board Recommendation

Nominees are elected by a plurality of votes cast at the Meeting.

The Board unanimously recommends a vote “FOR” each Nominee for director.

Director Compensation

New Board members receive 12,000 restricted stock units (“RSUs”) vesting in three equal annual installments beginning on the first anniversary of the grant date when they join the Board. Further, the Compensation Committee is empowered to grant additional equity awards based on an individual director’s contributions to the Company. On March 3, 2021, the Compensation Committee approved annual cash compensation to non-employee directors of $25,000 beginning with the year ended December 31, 2020. The non-employee directors each received a payment of $25,000 for the year ended December 31, 2020 and have begun receiving quarterly payments of $6,250 beginning with the 2021 first quarter.

Based on each individual director’s contributions to the Company, on November 20, 2020, the Compensation Committee awarded each of Mr. Benz and Mr. Rubin a grant of 7,000 RSUs and Mr. Swayman a grant of 4,500 RSUs, which RSUs vest one-third annually on each of November 1, 2021, November 1, 2022 and November 1, 2023 (the “2020 Time-Based Vesting Requirement”).

DIRECTOR COMPENSATION TABLE

The following table summarizes the compensation for each of the Company’s directors for the year ended December 31, 2020.

Name	Cash	Stock awards (1)(2)	Total
Peter Benz (3)	$25,000	$157,010	$182,010
Steven Rubin (4)	$25,000	$157,010	$182,010
Robert Swayman (5)	$25,000	$100,935	$125,935

(1)

This column reflects the aggregate grant date fair value of stock awards granted in 2020 computed in accordance with FASB ASC Topic 718. In determining the grant date fair value for RSUs, the Company used the closing price of the Company’s common stock on the grant date.

(2)	As of December 31, 2020, each director held unvested RSUs as follows: Mr. Benz – 27,666, Mr. Rubin – 27,666 and Mr. Swayman – 17,999.
(3)	Mr. Benz was granted 7,000 RSUs on November 20, 2020 for his service as a director at a fair value of $22.43 per share.
(4)	Mr. Rubin was granted 7,000 RSUs on November 20, 2020 for his service as a director at a fair value of $22.43 per share.
(5)	Mr. Swayman was granted 4,500 RSUs on November 20, 2020 for his service as a director at a fair value of $22.43 per share.

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board meets regularly to review matters affecting our Company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During 2020, the Board held six meetings and took action by unanimous written consent on two occasions. All of our directors attended at least 75% of our Board and committee meetings on which they served in 2020. The Board encourages, but does not require, its directors to attend the Company’s annual meeting. Each of our directors participated in the Company’s 2020 Annual Meeting.

As required by the listing standards of The NASDAQ Stock Market (“NASDAQ”), a majority of the members of the Board must qualify as “independent,” as affirmatively determined by the Board. Our Board determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of “independent.”

As a result of the Board’s review of the relationships of each of the directors that served on the Board during the year ended December 31, 2020, the Board affirmatively determined that a majority of its 2020 directors, Messrs. Benz, Rubin, and Swayman, were “independent” directors within the meaning of the NASDAQ listing standards and applicable law.

Code of Ethics

The Company has adopted a Code of Ethics, which is applicable to the Company’s directors, officers, and employees, including the Company’s principal executive officer and principal financial officer. The Code of Ethics is published on the Company’s website at www.redviolet.com on the Investors page under the corporate governance link. We will disclose amendments to or waivers from our Code of Ethics on our website in accordance with all applicable laws and regulations.

Anti-Hedging Policy

The Company’s Insider Trading Policy prohibits any director or executive officer of the Company from hedging their ownership of the Company’s stock, including trading in publicly-traded options, puts, calls or other derivative instruments related to the Company’s securities. In addition, any directors and executive officers are prohibited from selling “short” our securities to the extent required by federal securities laws.

Board Leadership Structure

On September 9, 2018, the Board appointed Derek Dubner, our CEO, as its Interim Chairman, and on April 17, 2020 as its Chairman. Three of our four current directors satisfy NASDAQ independence requirements. The Company does not have a member of our Board who is formally identified as the lead independent director. However, independent directors head each of our Board’s three standing committees — the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee, and each of the committees is comprised solely of independent directors. Although the Board does not have a formal policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separated, we believe that our current Board leadership structure is suitable for us. The Chief Executive Officer is the individual selected by the Board to manage our Company on a day-to-day basis, and his direct involvement in our business operations makes him best positioned to lead productive Board strategic planning sessions and determine the time allocated to each agenda item in discussions of our Company’s short- and long-term objectives.

Board Oversight of Enterprise Risk

The Board’s role in the risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, environmental, social and governance (“ESG”) matters, cybersecurity and strategic and reputational risks, including with respect to the coronavirus outbreak. In connection with its review of the operations of the Company’s business and its corporate functions, the Board considers and addresses the primary risks associated with these operations and functions. Our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.

In addition, each of the Board’s committees, and particularly the Audit Committee, plays a role in overseeing risk management issues that fall within such committee’s areas of responsibility. Senior management reports on at least a quarterly basis to the Audit Committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the Audit Committee last met. The Audit Committee also meets regularly in executive session with the Company’s independent registered public accounting firm and reports any findings or issues to the full Board. In performing its functions, the Audit Committee and each standing committee of the Board has full access to management, as well as the ability to engage advisors. The Board receives regular reports from each of its standing committees regarding each committee’s particularized areas of focus.

Committees

The standing committees of the Board are the Audit Committee established in accordance with section 3(a)(58)(A) of the Exchange Act, the Compensation Committee, and the Corporate Governance and Nominating Committee. Each committee may form and delegate authority to subcommittees, when appropriate.

Audit Committee.

The members of the Audit Committee are Peter Benz (Chair), Steven Rubin, and Robert Swayman, all of whom are independent directors as determined by the NASDAQ listing standards. The Board has determined that Mr. Benz is an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. During 2020, the Audit Committee held five meetings.

The functions of the Audit Committee include retaining our independent registered public accounting firm, reviewing its independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing its audit work, reviewing and pre-approving any non-audit services that may be performed by our independent registered public accounting firm, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee below.

The Board has adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee’s charter is located on our website at www.redviolet.com on the Investors page under the corporate governance link.

Compensation Committee.

The members of the Compensation Committee are Steven Rubin (Chair), Peter Benz, and Robert Swayman, all of whom are independent directors as determined by the NASDAQ listing standards. The Compensation Committee is responsible for reviewing and approving compensation of the Company’s executive officers and for advising the Board with respect to compensation of the members of the Board or any committee thereof. During 2020, the Compensation Committee held two meetings and acted via written consent on three occasions. The Board has adopted a written charter that sets forth the duties and responsibilities of the Compensation Committee, and reassesses the charter for adequacy on an annual basis. A copy of the Compensation Committee’s charter is located on our website at www.redviolet.com on the Investors page under the corporate governance link.

The Compensation Committee seeks to ensure that the executive pay program reinforces the Company’s compensation philosophy and aligns with the interests of our stockholders. The Compensation Committee also periodically monitors any potential risks associated with the Company’s compensation program and policies.

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are Steven Rubin (Chair), Peter Benz, and Robert Swayman, all of whom are independent directors determined by the NASDAQ listing standards. The Corporate Governance and Nominating Committee is responsible for identifying individuals qualified to become members of the Board or any committee thereof; recommending nominees for election as directors at each annual stockholder meeting; recommending candidates to fill any vacancies on the Board or any committee thereof; and overseeing the evaluation of the Board. The Corporate Governance and Nominating Committee held two meetings during 2020. A copy of the Corporate Governance and Nominating Committee’s charter is located on our website at www.redviolet.com on the Investors page under the corporate governance link.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board should address the communication either to the Board or to the individual director in care of Joshua Weingard, Corporate Secretary of Red Violet, Inc., 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431. Mr. Weingard will forward the communication either to all of the directors, if the communication is addressed to the Board, or to the individual director, if the communication is addressed to a specific director. Mr. Weingard will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board, or to the affairs of the Company.

Nominees for Director and Other Stockholder Proposals

Stockholder proposals intended to be presented at our 2022 annual meeting of stockholders must be received by our Corporate Secretary at 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431 not later than December 23, 2021, to be considered for inclusion in our proxy materials, pursuant to Rule 14a-8 under the Exchange Act.

The Corporate Governance and Nominating Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The Corporate Governance and Nominating Committee is responsible for reviewing each candidate’s biographical information and assessing each candidate’s independence, skills, qualifications, and expertise based on a number of factors. While we do not have a formal policy on diversity, when considering the selection of director nominees, the Corporate Governance and Nominating Committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural backgrounds, and professional expertise, among other factors.

Only persons who are nominated in accordance with the procedures set forth in our bylaws will be eligible for election as directors. Nominations of persons for election to the Board and other proposals presented to our stockholders may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board or (ii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in our bylaws. Such nominations and other proposals presented to our stockholders, other than those made by or at the direction of the Board, shall be made by timely notice in writing to the Corporate Secretary of the Company. To be timely, a stockholder’s nomination for a director or other stockholder proposal must be delivered to the Corporate Secretary at the Company’s principal executive offices no later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, before the first anniversary of the preceding year’s annual meeting. The stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election as a director: (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or all information that is required in connection with a stockholder proposal, in each case pursuant to and in accordance with the Section 14(a) of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Pursuant to our bylaw requirements and assuming that our 2022 annual meeting of stockholders is held on May 26, 2022, any stockholder proposal to be considered at the 2022 annual meeting, including nominations of persons for election to our board of directors, must be properly submitted to us not earlier than January 26, 2022, nor later than February 25, 2022.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021

Grant Thornton LLP (“Grant Thornton”) currently serves as the Company’s independent registered public accounting firm and has done so since its appointment effective April 14, 2018. A representative of Grant Thornton is expected to be a participant in the virtual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

We are asking our stockholders to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2021. Although ratification is not required by our bylaws or otherwise, our Board is submitting the appointment of Grant Thornton to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the appointment of Grant Thornton, the Audit Committee will consider whether it is appropriate and advisable to appoint a different independent registered public accounting firm. Even if our stockholders ratify the appointment of Grant Thornton, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of our company and our stockholders.

Vote Required and Board Recommendation:

Proposal 2 requires the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person or by proxy at the Meeting and entitled to vote.

The Board recommends that you vote “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2021.

Auditor Fees and Services

The following table sets forth the fees billed to the Company by the Company’s independent registered public accountants, Grant Thornton, for the year ended December 31, 2020 and 2019.

	2020	2019
Audit fees	$296,100	$290,908
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Total	$296,100	$290,908

Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim consolidated financial statements included in quarterly reports and the fees for services such as consents and review of documents filed with the SEC that are normally provided in connection with statutory and regulatory filings for engagements.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Company by its independent registered public accounting firm. The Audit Committee is also responsible for considering whether the independent registered public accounting firm’s performance of permissible non-audit services is compatible with its independence. The Audit Committee chairman has authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm provided that all pre-approvals by the chairman must be presented to the full Audit Committee at its next scheduled meeting. Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by Grant Thornton for the years ended on December 31, 2020 and December 31, 2019, as described above.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. We have engaged Grant Thornton as our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

2.

The Audit Committee has discussed with Grant Thornton, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission.

3.

The Audit Committee has also received the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Grant Thornton with that firm.

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

Peter Benz (Chairman)

Steven Rubin

Robert Swayman

April 16, 2021

This “Audit Committee Report” is not “Soliciting Material,” and is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MANAGEMENT

Executive Officers

The following table sets forth certain information with respect to our current executive officers.

Name	Position
Derek Dubner	Chief Executive Officer and Chairman of the Board
James Reilly	President
Daniel MacLachlan	Chief Financial Officer
Jeffrey Dell	Chief Information Officer

The biographical information for Mr. Dubner is included above in Proposal 1 — Election of Directors.

James Reilly, 47, has served as President of the Company since its formation in August 2017 and continuing through the Spin-off. Mr. Reilly served as President of Fluent from July 2017 until the Spin-off, and previously from June 2015 until June 30, 2016 and as President and Chief Operating Officer of two of our subsidiaries, IDI Holdings and Interactive Data from October 2014 until June 2016. From July 2016 to June 2017, Mr. Reilly was not providing services for Fluent or its subsidiaries. From January 2014 through September 2014, Mr. Reilly served as Vice President of Sales at TRADS. From August 2010 through its acquisition of substantially all of the assets by TRADS in December 2013, Mr. Reilly served as Senior Vice President of TLO.

Daniel MacLachlan, 42, has served as the Chief Financial Officer of the Company since its formation in August 2017 and continuing through the Spin-off. Mr. MacLachlan served as Chief Financial Officer of Fluent from March 2016 until the Spin-off and brings over a decade of experience as the chief financial officer of data-driven technology companies. Mr. MacLachlan served as an Independent Director, Audit and Compensation Committee Chairman for Healthier Choices Management Corp., a company specializing in providing consumers with healthier alternatives to everyday lifestyle choices, from April 2015 through April 2016. From October 2014 until February 2015, Mr. MacLachlan served as the Chief Financial Officer of IDI Holdings. Prior to IDI Holdings, Mr. MacLachlan served in the roles of Director of Finance and Chief Financial Officer for TRADS, after it acquired substantially all of the assets of TLO, through a 363-sale process in December 2013. Mr. MacLachlan was the Chief Financial Officer of TLO from 2009 to December 2013. From 2005 to 2009, Mr. MacLachlan served as the Chief Financial Officer of JARI Research Corporation (“JARI”), a partnership with the Mayo Clinic advancing proprietary cancer therapeutic technology using targeted radioactive therapy. Prior to JARI, Mr. MacLachlan served as a Special Agent in the Federal Bureau of Investigation (FBI) specializing in the criminal investigation of public corruption and civil rights violations.

Jeff Dell, 49, has served as the Chief Information Officer of the Company since its formation in August 2017 and continuing through the Spin-off. Mr. Dell served as Chief Information Officer of Fluent from September 2016 until the Spin-off and served as the Interim Chief Information Officer of Fluent from June 2016 through September 2016. From July 2015 through May 2016, Mr. Dell served as the VP Information Security of Fluent. From June 2012 to June 2015, Mr. Dell served as Founder and Chief Executive Officer of Endurance Tracker, Inc., a sports-based data analytics solution. From August 2009 to May 2012, Mr. Dell served as Lead Architect at Tripwire, Inc. From October 2008 to August 2009, Mr. Dell served as Chief Information Security Officer of TLO. From September 2003 to August 2009, Mr. Dell served as Founder and Chief Executive Officer of Activeworx, Inc., a leading information security data analytics company. From January 2001 to August 2003, Mr. Dell served as Chief Information Security Officer of Seisint, Inc., an information solutions provider in the data fusion industry.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation for each of the named executive officers for the years ended December 31, 2020 and 2019.

Name and principal position	Year	Salary	Bonus (1)	Stock Awards (2)	All other Compensation (3)	Total
Derek Dubner (4)(5)	2020	$381,749	$150,000	$672,900	$11,400	$1,216,049
(Chief Executive Officer)	2019	$381,749	$150,000	$1,642,000	$11,200	$2,184,949
James Reilly (4)(5)	2020	$329,855	$150,000	$672,900	$11,400	$1,164,155
(President)	2019	$306,749	$150,000	$1,642,000	$11,200	$2,109,949
Daniel MacLachlan (4)(5)	2020	$329,855	$150,000	$672,900	$11.400	$1,164,155
(Chief Financial Officer)	2019	$306,749	$150,000	$1,642,000	$11,200	$2,109,949

(1)	This column represents a discretionary cash bonus to each executive in recognition of the executive’s contribution to the Company’s financial and operational success throughout the year.
(2)

This column reflects the aggregate grant date fair value of stock awards granted in 2020 and 2019, respectively, computed in accordance with FASB ASC Topic 718. In determining the grant date fair value for restricted stock units, the Company used the closing price of the Company’s common stock on the grant date.

(3)

Amounts in this column represent matching contributions made to the Company’s 401(k) plan. The named executive officers are eligible for matching contributions on the same basis as all eligible employees.

(4)

On October 28, 2019, the Company granted each of the Messrs. Dubner, Reilly and MacLachlan 100,000 RSUs, subject to both time- and performance-based requirements at a fair value of $16.42 per share with annual vesting on September 1, 2020, September 1, 2021 and September 1, 2022 (the “2019 Time-Based Vesting Requirement”). Such RSU grants shall not vest unless and until the Company has, for any fiscal quarter in which the RSUs are outstanding, (i) gross revenue determined in accordance with the Company’s reviewed or audited financial statements in excess of $12.5 million for such fiscal quarter and positive adjusted EBITDA of at least $2.0 million, as determined based on amounts derived from the Company’s reviewed or audited financial statements for such fiscal quarter, and (ii) the recipient continues to provide services to the Company either as an employee, director or consultant on the last day of the quarter that the performance criteria is met (collectively, the “2019 Performance Criteria”). Provided the respective 2019 Performance Criteria are met, the RSUs will vest in accordance with the 2019 Time-Based Vesting Requirement. In the event of a change of control, all RSUs which have not vested on the date of such change of control shall immediately vest even if the 2019 Performance Criteria have not been met.

(5)	On November 20, 2020, each of Messrs. Dubner, Reilly and MacLachlan were granted 30,000 RSUs at a fair value of $22.43 per share, which vest pursuant to the 2020 Time-Based Vesting Requirement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information regarding equity-based awards held by the named executive officers as of December 31, 2020.

	Stock awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (1)
Derek Dubner (2)	125,000	$3,263,750
Derek Dubner (3)	100,000	$2,611,000
Derek Dubner (4)	30,000	$783,300
James Reilly (2)	91,666	$2,393,399
James Reilly (3)	100,000	$2,611,000
James Reilly (4)	30,000	$783,300
Daniel MacLachlan (2)	91,666	$2,393,399
Daniel MacLachlan (3)	100,000	$2,611,000
Daniel MacLachlan (4)	30,000	$783,300

(1)	Determined by multiplying the closing price of the Company’s common stock on December 31, 2020, $26.11, by the number of shares of common stock underlying the RSUs.
(2)

Represents number of unvested RSUs granted on September 5, 2018 to Messrs. Dubner, Reilly and MacLachlan which were subject to both performance and time-based criteria. These RSU grants shall not vest unless and until the Company has, for any fiscal quarter in which the RSUs are outstanding (i) gross revenue determined in accordance with the Company’s reviewed or audited financial statements in excess of $7.0 million for such fiscal quarter, (ii) positive adjusted EBITDA, as determined based on amounts derived from the Company’s reviewed or audited financial statements for such fiscal quarter, and (iii) the participant continues to provide services to the Company either as an employee, director or consultant on the last date of the quarter that the performance criteria is met (collectively, the “2018 Performance Criteria”). If the 2018 Performance Criteria are met, the RSUs will vest one-third annually on each of July 1, 2019, July 1, 2020 and July 1, 2021 (“2018 Time-Based Vesting Requirement”). In August 2019, it was determined that the 2018 Performance Criteria were met and one-third of the original RSU award vested and the remaining RSUs would vest in accordance with the 2018 Time-Based Vesting Requirement. The remaining RSUs will vest on July 1, 2021.    In the event of a change of control, all RSUs which have not vested on the date of such change of control shall immediately vest even if the Performance Criteria have not been met.

(3)

On October 28, 2019, the Compensation Committee granted 100,000 RSUs to each of Messrs. Dubner, Reilly and MacLachlan. Such RSU grants shall not vest unless and until the 2019 Performance Criteria are met. If the Performance Criteria are met, the RSUs will vest pursuant to the 2019 Time-Based Vesting Requirements. In the event of a change of control, all RSUs which have not vested on the date of such change of control shall immediately vest even if the Performance Criteria have not been met.

(4)

On November 20, 2020, the Compensation Committee granted 30,000 RSUs to each of Messrs. Dubner, Reilly and MacLachlan, which vest one-third annually pursuant to the 2020 Time-Based Vesting Requirement.

EMPLOYMENT AGREEMENTS

Derek Dubner, Daniel MacLachlan and James Reilly

On March 26, 2018, the Company entered into employment agreements with each of Messrs. Dubner, MacLachlan and Reilly in connection with their service as the Company’s Chief Executive Officer, Chief Financial Officer, and President, respectively, which was amended on November 9, 2020 (as amended, the “Employment Agreements”). The Employment Agreements of each of Messrs. Dubner, MacLachlan and Reilly have a term ending on March 26, 2024. Thereafter, each agreement will automatically renew for successive one-year terms unless either party provides the other party written notice of termination at least one hundred and twenty (120) days before the expiration of the applicable one-year term or unless terminated earlier pursuant to the terms of the Employment Agreements.

In connection with their respective Employment Agreements, Mr. Dubner receives an annual salary of $381,749; Mr. MacLachlan receives an annual salary of $356,749; and Mr. Reilly receives an annual salary of $356,749. Messrs. Dubner, MacLachlan and Reilly are eligible to receive grants of equity under the Red Violet, Inc. 2018 Stock Incentive Plan ( the “2018 Plan”), subject to the Compensation Committee’s sole discretion. Messrs. Dubner, MacLachlan and Reilly are eligible for cash bonuses commensurate with their positions, as the Board may determine. Additionally, Messrs. Dubner, MacLachlan and Reilly are eligible to participate in the Company’s existing and future benefit plans, policies or arrangements maintained by the Company and made available to employees generally and for the benefit of executives.

The Company may terminate the Employment Agreements and each of Mr. Dubner’s, Mr. MacLachlan’s and Mr. Reilly’s employment at any time during the term for “Cause,” as such term is defined in each employment agreement. Also, the Company may terminate the Employment Agreements and each of Mr. Dubner’s, Mr. MacLachlan’s and Mr. Reilly’s employment without cause.

Each of Mr. Dubner, Mr. MacLachlan and Mr. Reilly may terminate his employment and the respective employment agreement for “Good Reason,” as such term is defined in each employment agreement.

Each of Mr. Dubner, Mr. MacLachlan and Mr. Reilly may also terminate his employment and the respective employment agreement for any reason or for no reason at all; provided, however, that such employee provides the Company with at least sixty (60) days’ prior written notice.

Each of Mr. Dubner’s, Mr. MacLachlan’s and Mr. Reilly’s employment and the respective employment agreement will automatically terminate upon Mr. Dubner’s, Mr. MacLachlan’s or Mr. Reilly’s death, as applicable. The Company may terminate the Employment Agreements and each of Mr. Dubner’s, Mr. MacLachlan’s and Mr. Reilly’s employment with the Company immediately upon a determination of “Disability,” as such term is defined in each employment agreement, as applicable.

Upon termination of the applicable Employment Agreement due to Mr. Dubner’s, Mr. MacLachlan’s or Mr. Reilly’s death or disability, the Company shall pay, in the case of death, to the applicable employee’s estate, such employee’s base salary accrued through the date of the employee’s death and in the case of disability, to the applicable employee, such employee’s base salary accrued through the date of determination of the employee’s disability, as applicable.

In the event Mr. Dubner’s, Mr. MacLachlan’s or Mr. Reilly’s employment is terminated by the Company for cause, the Company shall pay to the applicable employee such employee’s base salary and benefits accrued through the date of such employee’s termination.

In the event the Company terminates the Employment Agreements of Mr. Dubner, Mr. MacLachlan or Mr. Reilly without cause or any successor of the Company refuses to accept assignment of the Employment

Agreements, or if Mr. Dubner, Mr. MacLachlan or Mr. Reilly terminates his respective employment agreement and employment with the Company for Good Reason, the Company shall pay to such employee the greater of (x) his base salary for the remainder of the term and (y) two (2) years of his base salary, in each case in accordance with the Company’s payroll practices in effect from time to time, provided, however, the applicable employee is not in violation of the Confidentiality, Nondisclosure, Noncompetition, Nonsolicitation and Nondisparagement Agreement entered into in connection with the applicable employment agreement.

In the event Mr. Dubner, Mr. MacLachlan or Mr. Reilly terminates his respective employment agreement and employment with the Company for any reason (other than Good Reason) during the term of his applicable employment agreement, the Company shall pay to Mr. Dubner, Mr. MacLachlan or Mr. Reilly, as applicable, such employee’s base salary through the date of such employee’s termination.

Pursuant to the individual employment agreements or individual equity award agreements, all equity awards granted to Mr. Dubner, Mr. MacLachlan and Mr. Reilly shall vest immediately upon: (i) a “Change of Control,” as such term is defined in the applicable employment agreement, (ii) a termination of such employee’s employment by the Company without cause, (iii) a termination of employment by such employee for Good Reason or (iv) such employee’s death or disability.

PROPOSAL 3

NON-BINDING ADVISORY VOTE

“SAY ON PAY”

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, and Section 14A of the Securities Exchange Act of 1934, require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement as described in the executive compensation tables and the narrative discussion in accordance with the compensation disclosure rules of the SEC (commonly known as a “Say on Pay” proposal). At the Meeting, the Company will present its Say on Pay proposal for approval.

This Say on Pay proposal is set forth in the following resolution:

RESOLVED, that the stockholders of Red Violet, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Red Violet, Inc. Proxy Statement for the 2021 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the information included in the compensation tables and any related information found in the proxy statement of Red Violet, Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board, the Compensation Committee, or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Board Recommendation

The advisory vote on the Say on Pay proposal requires the affirmative vote of the holders of a majority in voting power of the shares of common stock which are present in person or by proxy at the Meeting and entitled to vote.

The Board unanimously recommends a vote “FOR” the Say on Pay proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of the Record Date, by (i) all executive officers, (ii) all directors, (iii) all executive officers and directors of the Company as a group, and (iv) each person known by the Company to beneficially own in excess of 5% of the Company’s outstanding common stock. Unless noted otherwise, the corporate address of each person listed below is 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431.

The Company does not know of any other beneficial owner of more than 5% of the outstanding shares of common stock other than as shown below. Unless otherwise indicated below, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned (1)
Directors and Executive Officers:
Derek Dubner	339,708	(2)	2.8%
Peter Benz	74,428	(3)	*
Steven D. Rubin	64,805	(4)	*
Robert Swayman	46,750	(5)	*
James Reilly	204,573	(6)	1.7%
Daniel MacLachlan	169,726	(7)	1.4%
Jeffrey Dell	37,833	(8)	*
All current Directors and Executive Officers as a group (7 persons)	937,823	(9)	7.7%
5% Holders
Greater Miami Jewish Federation, Inc.	2,497,982	(10)	20.5%
Michael Brauser	1,663,127	(11)	13.6%

*	The person beneficially owns less than 1% of the Company’s outstanding common shares.
(1)	Based on 12,208,077 shares of common stock outstanding at the Record Date.
(2)

Mr. Dubner’s shares do not include 125,000 unvested RSUs subject to the 2018 Time-Based Vesting Requirement, 100,000 unvested RSUs subject to the 2019 Performance Criteria and the 2019 Time-Based Vesting Requirement and 30,000 unvested RSUs subject to the 2020 Time-Based Vesting Requirement.

(3)

Includes 53,500 shares held directly by Mr. Benz and 20,928 shares held in Mr. Benz’s 401(k) account. Mr. Benz’s shares do not include 8,333 unvested RSUs subject to the 2018 Time-Based Vesting Requirement, 8,333 unvested RSUs which vest one-half annually on September 1, 2021 and September 1, 2022 and 7,000 unvested RSUs which vest pursuant to the 2020 Time-Based Vesting Requirement.

(4)

Mr. Rubin’s shares do not include 24,167 shares which have vested, but in which he has deferred delivery, 8,333 unvested RSUs subject to the 2018 Time-Based Vesting Requirement, 8,333 unvested RSUs which vest one-half annually on September 1, 2021 and September 1, 2022 and 7,000 unvested RSUs which vest pursuant to the 2020 Time-Based Vesting Requirement.

(5)

Includes 33,667 shares held directly by Mr. Swayman, 8,000 shares held by Mr. Swayman’s family trust, and 5,083 shares held directly through BSIG, LLC of which Mr. Swayman owns a 50% interest. Mr. Swayman’s shares do not include 4,166 unvested RSUs subject to the 2018 Time-Based Vesting Requirement, 5,333 unvested RSUs which vest one-half annually on September 1, 2021 and September 1, 2022 and 4,500 unvested RSUs which vest pursuant to the 2020 Time-Based Vesting Requirement.

(6)

Mr. Reilly’s shares do not include 91,666 unvested RSUs subject to the 2018 Time-Based Vesting Requirement, 100,000 unvested RSUs subject to the 2019 Performance Criteria and the 2019 Time-Based Vesting Requirement and 30,000 unvested RSUs subject to the 2020 Time-Based Vesting Requirement.

(7)

Includes 169,260 shares held directly by Mr. MacLachlan and 466 held in Mr. MacLachlan’s IRA. Mr. MacLachlan’s shares do not include 91,666 unvested RSUs subject to the 2018 Time-Based Vesting Requirement, 100,000 unvested RSUs subject to the 2019 Performance Criteria and the 2019 Time-Based Vesting Requirement and 30,000 unvested RSUs subject to the 2020 Time-Based Vesting Requirement.

(8)

Mr. Dell’s shares do not include 16,666 RSUs that vest on July 1, 2021, 75,000 unvested RSUs subject to the 2019 Performance Criteria and the 2019 Time-Based Vesting Requirement and 20,000 unvested RSUs subject to the 2020 Time-Based Vesting Requirement.

(9)	Does not include an aggregate of 871,329 unvested RSUs held by all executive officers and directors as a group and 24,667 shares in which Mr. Rubin has deferred delivery of vested RSUs.
(10)	Based on information set forth on Form 3 filed by the Greater Miami Jewish Federation, Inc. on December 23, 2020. The Greater Miami Jewish Federation’s address is 4200 Biscayne Blvd, Miami, FL 33137.
(11)

Based on information set forth on Form 4 filed by Michael Brauser on January 19, 2021. Mr. Brauser’s shares include (i) 529,250 shares held by Grander Holdings, Inc. 401K, of which Mr. Brauser is the trustee, (ii) 107,951 shares held by Birchtree Capital, LLC, of which Mr. Brauser is the manager, (iii) 1,018,425 shares held by Mr. Brauser directly, (iv) 5,084 shares held directly through BSIG, LLC of which Mr. Brauser owns a 50% interest, and (v) 2,417 shares held by Betsy and Michael Brauser Charitable Family Foundation, Inc. Mr. Brauser’s shares do not include 166,666 unvested RSUs subject to the 2018 Time-Based Vesting Requirement and 30,000 unvested RSUs which vest pursuant to the 2020 Time-Based Vesting Requirement.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes the compensation plan under which our equity securities are authorized for issuance as of December 31, 2020.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	1,785,117	(2)	$—	1,270,415
Equity compensation plans not approved by security holders	—		—	—

Total	1,785,117		$—	1,270,415

(1)	The equity compensation plan approved by security holders is the 2018 Plan.
(2)	Represents 1,764,450 shares of common stock to be issued upon the vesting of RSUs and 20,667 shares of common stock underlying awards that have been vested but not delivered.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee reviews and approves transactions in which the Company was or is to be a participant, where the amount involved exceeded or will exceed $120,000 annually and any of its directors, executive officers or their immediate family members had or will have a direct or indirect material interest. The Company has a written policy stating that the Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any related party transactions. The related party transaction will not be approved unless at a minimum it is for the Company’s benefit and is upon terms no less favorable to the Company than if the related party transaction was with an unrelated third party.

MDB Agreement, Services Agreement and Awards

On April 26, 2018, the Company entered into a consulting agreement with MDB Management, Inc. (“MDB”), a company principally owned by Michael Brauser, a greater than 10% shareholder of the Company and the then chairman of the Company’s board of directors, for MDB to provide consulting services to the Company (“MDB Agreement”), which was terminated by mutual agreement of the parties on August 7, 2018. The Company recognized consulting service fees relating to the MDB Agreement of a total of $90,000 during the year ended December 31, 2018. On August 7, 2018, the Company entered into an executive chairman services agreement with Mr. Brauser, the then Executive Chairman of the Company, pursuant to which Mr. Brauser (the “Consultant”) will be providing recommendations on organizational and capital structure, future acquisitions and strategic transactions (“Services Agreement”), for a term of one year, automatically renewing for additional one-year periods unless either party provides written notice to the other of its intent not to renew not fewer than 30 days prior to the expiration of the then current term. Under the Services Agreement, the Consultant received cash compensation of $30,000 per month and was entitled to participate in the Company’s incentive compensation plan. The Company recognized consulting service fees relating to the Services Agreement of a total of $360,000 during each of the years ended December 31, 2020 and December 31, 2019, respectively. In recognition of the Consultant’s contribution to the Company in 2019, the Consultant received $150,000 as a bonus for the year ended December 31, 2019. The Consultant was granted 500,000 RSUs on September 5, 2018 subject to the 2018 Performance Criteria and the 2018 Time-Based Vesting Requirement. In August 2019, it was determined that the 2018 Performance Criteria were met and one-third of the Consultant’s RSU award vested (the “2018 RSU Agreement”). On November 20, 2020, the Consultant was granted 30,000 RSUs (the “2020 RSU Agreement”) subject to the 2019 Performance Criteria. Provided the 2019 Performance Criteria are met, the RSUs vest pursuant to the 2020 Time-Based Vesting Requirement.

On February 16, 2021, the Company entered into a Separation Agreement (the “Separation Agreement”) with the Consultant. Pursuant to the Separation Agreement, the parties have agreed that the Services Agreement expiring on August 6, 2021 (“Expiration Date”) will not be renewed, but will continue in force and effect until the Expiration Date and that the Consultant will not take any actions on behalf of the Company, including pursuant to the Services Agreement, unless specifically requested in writing by the Company. Pursuant to the Separation Agreement, the Consultant also agreed (i) to certain non-solicitation obligations contained therein, (ii) that he and his affiliates will not disparage or assist or cooperate with any person or entity seeking to publicly disparage or economically harm the Company, and (iii) that the Consultant and his affiliates will not initiate any lawsuit, claim, or proceeding with respect to any claims against the Company, except (with designated exceptions) for any legal proceeding initiated solely to remedy a breach of or to enforce the Separation Agreement.

With respect to each annual or special meeting of the Company’s stockholders until the Expiration Date of the Separation Agreement, the Consultant has agreed to vote the shares of the Company’s common stock or any other securities entitled to vote then held by him or his affiliates in accordance with the board of directors’ recommendations on director proposals, provided there is a change in no more than 25% of the current directors (not including changes resulting from a director’s death or resignation), and the ratification of the appointment of the Company’s independent registered public accounting firm.

The Company agreed (i) that the remaining unvested 166,666 RSUs previously granted to the Consultant in accordance with the 2018 RSU Agreement will continue to vest on July 1, 2021, in accordance with and subject to all other provisions and conditions of such grant, (ii) to amend the 2020 RSU Agreement, previously granting the Consultant 30,000 RSUs such that the 30,000 RSUs will continue to vest pursuant to the 2020 Time-Based Vesting Requirement, without the Company satisfying the 2019 Performance Criteria, subject to all other provisions and conditions of such grant, (iii) to include shares of the Company’s common stock held by the Consultant or his affiliates in any registration statement the Company files for the benefit of selling stockholders at any time when the Consultant or his affiliates beneficially own 10% or more of the Company’s common stock, and (iv) to not initiate any lawsuit, claim, or proceeding with respect to any claims against the Consultant and his affiliates, except (with designated exceptions) for any legal proceeding initiated solely to remedy a breach of or to enforce the Separation Agreement.

HOUSEHOLDING

As permitted by rules adopted by the SEC, we are delivering a single Notice of Internet Availability of Proxy Materials, annual report and proxy statement, as applicable, to any household at which two or more stockholders reside if we believe the stockholders are members of the same family, unless otherwise instructed by one or more of the stockholders. We will promptly deliver separate copies of these documents upon the written or oral request of any stockholders at a shared address to which a single copy of the documents were delivered.

If your household received a single set of any of these documents, but you would prefer to receive your own copy, or if you share an address with another stockholder and together both of you would like to receive only a single set of these documents, please contact Broadridge and inform them of your request by calling them at (866) 540-7095 or writing them at Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Be sure to include your name, the name of your brokerage firm and your account number with your brokerage firm (if applicable).

OTHER MATTERS

A copy of our Form 10-K for the year ended December 31, 2020, without exhibits, is being mailed with this proxy statement. Stockholders are referred to the Form 10-K for financial and other information about the Company.

Additional copies of our Form 10-K for the year ended December 31, 2020 may be obtained without charge by writing to Joshua Weingard, Corporate Counsel and Corporate Secretary, 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431 or by telephone at (561) 757-4000. Exhibits will be furnished upon request. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

We will pay for the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission, but such persons will not receive any special compensation for such services. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/RDVT • Cast your vote online P.O. BOX 8016, CARY, NC 27512-9903 • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE    Call 1-844-926-2224 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must register to attend the meeting online and/or participate at www.proxydocs.com/RDVT Red Violet, Inc. Annual Meeting of Stockholders For Stockholders as of record on April 13, 2021 TIME: Wednesday, May 26, 2021 11:00 AM, Local Time PLACE: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/RDVT to register to attend the meeting This proxy is being solicited on behalf of the ManagementThe undersigned hereby appoints Daniel MacLachlan and Joshua Weingard, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Red Violet, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Red Violet, Inc. Annual Meeting of Stockholders Please make your marks like this: X Use dark black pencil or pen only MANAGEMENT RECOMMENDS A VOTE FOR ON PROPOSALS 1, 2 AND 3 MANAGEMENT PROPOSALS RECOMMENDS YOUR VOTE1. Election of Directors FOR WITHHOLD 1.01 Derek Dubner FOR #P2# #P2# 1.02 Peter Benz FOR #P3# #P3# 1.03 Steven Rubin FOR #P4# #P4# 1.04 Robert Swayman FOR #P5# #P5# FOR AGAINST ABSTAIN2 To ratify the appointment of Grant Thorton LLP as the Company’s independent registered public FOR accounting firm for the year ending December 31, 2021. #P6# #P6# #P6# 3. Advisory vote to approve our named executive officers’ compensation. FOR #P7# #P7# #P7# NOTE: Such other business as may properly come before the meeting or any adjournment or postponement of the meeting will be voted on by the proxy holders in their discretion. Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date